Exhibit 99.1

NEWS RELEASE

AbCellera Acquires TetraGenetics, Enhancing Capabilities to Generate Antibodies Against High-Value Targets

09/13/2021

Acquisition expands AbCellera’s existing capabilities to unlock difficult-to-drug transmembrane proteins for antibody discovery programs

VANCOUVER, British Columbia & BOSTON, September 13, 2021 – AbCellera (Nasdaq: ABCL), a technology company with a centralized operating system for next-generation antibody discovery, today announced it has acquired TetraGenetics, Inc. (TetraGenetics), a biotechnology company with a proprietary platform for generating recombinant human ion channels and other transmembrane proteins, in an all-cash transaction that includes an upfront payment, the potential for payments based on the achievement of technical milestones, and additional development and commercial milestone payments related to successfully developed therapeutics.

TetraGenetics has leading technology and expertise in the expression and purification of ion channels, G protein-coupled receptor (GPCR), and other transmembrane proteins, which are implicated in many human diseases, including pain and autoimmune disorders. High-value transmembrane proteins have proven extremely difficult to produce, making the generation of antibodies against them even more challenging. TetraGenetics has established a protein expression platform that addresses these production challenges and is uniquely able to generate highly pure, complex transmembrane proteins in quantities large enough to support antibody discovery. Integrating TetraGenetics’ capabilities into AbCellera’s technology stack provides an optimized protein source for AbCellera’s antibody discovery. Together, these technologies have the potential to unlock the discovery of antibodies against these validated and sought-after drug targets.

“AbCellera is committed to investing in teams and technologies that have the potential to create new therapeutic opportunities, drive more value in our partnership business, and bring new therapies to patients,” said Carl Hansen, Ph.D., CEO of AbCellera. “We look forward to welcoming the TetraGenetics team and believe that these new capabilities, once integrated into AbCellera’s technology stack, will empower the discovery of new antibody therapies across a range of therapeutic areas.”

“TetraGenetics was founded to target complex membrane proteins, many of which historically have been intractable drug targets,” said Doug Kahn, CEO of TetraGenetics. “This acquisition recognizes our team’s innovation in creating new technologies to address these therapeutically important classes of proteins, and we’re excited to combine each company’s capabilities to discover new antibody treatments.”

About TetraGenetics, Inc.

TetraGenetics, an AbCellera Company, empowers antibody discovery against difficult-to-drug targets by providing recombinant transmembrane proteins, including human ion channels and G protein-coupled receptors. TetraGenetics’ platform uses the protist Tetrahymena thermophila to quickly produce large quantities of properly folded, functional transmembrane proteins, which are challenging to express using conventional systems. For more information, please visit www.tetragenetics.com.

About AbCellera Biologics Inc.

AbCellera is a technology company that searches, decodes, and analyzes natural immune systems to find antibodies that its partners can develop into drugs to prevent and treat disease. AbCellera partners with drug developers of all sizes, from large pharmaceutical to small biotechnology companies, empowering them to move quickly, reduce cost, and tackle the toughest problems in drug development. For more information, please visit http://www.abcellera.com.

AbCellera Forward-looking Statements

This press release contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this release other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations.

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Inquiries:

Media: Jessica Yingling, Ph.D.; media@abcellera.com, +1(236) 521-6774

Business Development: Neil Berkley; bd@abcellera.com, +1(604) 559-9005

Investor Relations: Melanie Solomon; ir@abcellera.com, +1(778) 729-9116

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